Exhibit 10.6.1
EXECUTION COPY
AMENDMENT NO. 1
Dated as of December 23, 2015
to
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of October 29, 2014
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of December 23, 2015 by and among Chart Industries, Inc., a Delaware corporation (the “Company”), Chart Industries Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of Luxembourg (“Chart Luxembourg”), Chart Asia Investment Company, a private limited company incorporated under the laws of Hong Kong (“Chart Hong Kong” and, together with the Company and Chart Luxembourg, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Second Amended and Restated Credit Agreement dated as of October 29, 2014 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to a certain amendment to the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendment to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)    The definition of “Change in Control” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:
“Change in Control” shall mean (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated, appointed or approved by the board of directors of the Company nor (ii) nominated, appointed or approved by directors so nominated, appointed or approved; or (c) the Company ceases

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to own, directly or indirectly, and Control 100% (other than directors’ qualifying shares) of the ordinary voting and economic power of any Foreign Borrower.
2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Loan Parties and (iii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket fees and expenses (including, to the extent invoiced, reasonable fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.
3.    Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower and are enforceable in accordance with their terms, subject to (i) the effects of bankruptcy, insolvency, examinership, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Event of Default or Default has occurred and is continuing and (ii) the representations and warranties of such Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment is a Loan Document under (and as defined in) the Credit Agreement.
5.    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

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6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

CHART INDUSTRIES, INC.,
as the Company

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Executive Vice President & Chief Financial Officer

CHART INDUSTRIES LUXEMBOURG S.À R.L., as a Foreign Borrower

By:	/s/ Nicolas Schreurs
Name:	Nicolas Schreurs
Title:	Class A Director (Gérant A)

By:	/s/ Matthew J. Klaben
Name:	Matthew J. Klaben
Title:	Class B Director (Gérant B)

CHART ASIA INVESTMENT COMPANY LIMITED, as a Foreign Borrower

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Director

By:	/s/ Samuel F. Thomas
Name:	Samuel F. Thomas
Title:	Director

Signature Page to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of October 29, 2014
Chart Industries, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ Anne Cloonan
Name:	Anne Cloonan
Title:	Vice President

Signature Page to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of October 29, 2014
Chart Industries, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Sara Just
Name:	Sara Just
Title:	Vice President

Signature Page to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of October 29, 2014
Chart Industries, Inc.

FIFTH THIRD BANK,
as a Lender

By:	/s/ John Di Legge
Name:	John Di Legge
Title:	Managing Director

Signature Page to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of October 29, 2014
Chart Industries, Inc.

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Nicoleta Bortan
Name:	Nicoleta Bortan
Title:	Vice President

Signature Page to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of October 29, 2014
Chart Industries, Inc.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kenneth R. Fieler
Name:	Kenneth R. Fieler
Title:	Vice President

Signature Page to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of October 29, 2014
Chart Industries, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jeffrey A. White
Name:	Jeffrey A. White
Title:	Senior Vice President

Signature Page to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of October 29, 2014
Chart Industries, Inc.

MUFG UNION BANK, N.A.,
as a Lender

By:	/s/ Charles W. Shaw
Name:	Charles W. Shaw
Title:	Vice President

Signature Page to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of October 29, 2014
Chart Industries, Inc.

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of October 29, 2014
Chart Industries, Inc.

TRISTATE CAPITAL BANK,
as a Lender

By:	/s/ Trent L. Meteer
Name:	Trent L. Meteer
Title:	Senior Vice President

Signature Page to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of October 29, 2014
Chart Industries, Inc.

EXHIBIT A
Consent and Reaffirmation
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Second Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of October 29, 2014, by and among Chart Industries, Inc., a Delaware corporation (the “Company”), Chart Industries Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of Luxembourg (“Chart Luxembourg”), Chart Asia Investment Company, a private limited company incorporated under the laws of Hong Kong (“Chart Hong Kong” and, together with the Company and Chart Luxembourg, the “Borrowers”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of December 23, 2015 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Collateral Agreement and any other Loan Document executed by it and acknowledges and agrees that the Collateral Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated December 23, 2015
[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the day and year above written.

CHART INC.
CAIRE INC.
CHART ENERGY & CHEMICALS, INC.
CHART INTERNATIONAL HOLDINGS, INC.
CHART ASIA, INC.
CHART INTERNATIONAL, INC.
CHART COOLER SERVICE COMPANY, INC.
AIRSEP CORPORATION
THERMAX, INC.
AIRSEP CORPORATION

By:	/s/ Michael F. Biehl
Name:	Michael F. Biehl
Title:	Executive Vice President & Chief Financial Officer

Signature Page to Consent and Reaffirmation to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of October 29, 2014
Chart Industries, Inc.